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                                                                    EXHIBIT 5(F)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,               STRATEGIC PARTNERS(SM)
a Prudential Financial company                           ANNUITY ONE APPLICATION
                                      Flexible Payment Variable Deferred Annuity

                  On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance Company of New Jersey.

1 CONTRACT        Contract number (if any) ___________________________
  OWNER           [ ] Individual [ ] Corporation [ ] UGMA/UTMA [ ] Other
  INFORMATION     TRUST: [ ] Grantor [ ] Revocable [ ] Irrevocable
                  TRUST DATE (mo., day, YR.) _____ _____ __________

                  If a corporation or trust is indicated above, please check the following as it applies. If neither box is checked, we will provide annual tax reporting for the increasing value of the contract.

                  [ ] Tax-exempt entity under Internal Revenue Code 501
                  [ ] Trust acting as agent for an individual under Internal
                      Revenue Code 72(u)

                  Name of owner (first, middle initial, last name)

                  ______________________________________________________________

                  Street                                          Apt.

                  _____________________________________________   ______________

                  City                        State     ZIP code

                  __________________________   _____    ______________-_________

                  Social Security number/EIN   Date of birth (mo., day, year)

                  __________________________   _____ ______ ____________

                  Telephone number

                  ________ ________ - _____________

                  A. [ ] Female  B. [ ] U.S. citizen
                     [ ] Male       [ ] Resident alien
                     [ ] I am not a U.S. person (including resident alien). I am a citizen of __________________________________________
                         Attach the applicable IRS Form W-8(BEN, ECI, EXP, IMY).

2 JOINT           Unmarried persons who wish to own the contract jointly should
  OWNER           consult with their tax adviser.
  INFORMATION     Name of joint owner, if any (first, middle initial, last name)
  (if any)
  Do not
  complete if     ______________________________________________________________
  you are
  opening         Street (Leave address blank if same as owner.)     Apt.
  an IRA.
                  ________________________________________________    __________

                  City                           State   ZIP code

                  ____________________________   _____   _____________ - _______

                  Social Security number/EIN   Date of birth (mo., day, year)

                  __________________________   _____ ______ ____________

                  Telephone number

                  ________ ________ - _____________

                  A. [ ] Female  B. [ ] U.S. citizen
                     [ ] Male       [ ] Resident alien
                     [ ] I am not a U.S. person (including resident alien). I am a citizen of __________________________________________
                         Attach the applicable IRS Form W-8(BEN, ECI, EXP, IMY).

3 ANNUITANT       This section must be completed only if the annuitant is not
  INFORMATION     the owner or if the owner is a trust or a corporation.
  Do not          Name of annuitant (first, middle initial, last name)
  complete if
  you are         ______________________________________________________________
  opening
  an IRA.         Street (Leave address blank if same  as owner.)     Apt.

                  ________________________________________________    __________

                  City                           State   ZIP code

                  ____________________________   _____   _____________ - _______

                  Social Security number       Date of birth (mo., day, year)

                  __________________________   _____ ______ ____________

                  Telephone number

                  ________ ________ - _____________

                  A. [ ] Female  B. [ ] U.S. citizen
                     [ ] Male       [ ] Resident alien
                     [ ] I am not a U.S. person (including resident alien). I am a citizen of __________________________________________

Pruco Corporate Office: Pruco Life Insurance               ORD99730NY Ed. 1/2004
Company of New Jersey, Newark, NJ 07102            SPA03 Kit order no.: ORD01143
ORD 99730 New York-1

                                   Page 1 of 6

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4 CO-ANNUITANT    Name of co-annuitant (first, middle initial, last name)
  INFORMATION
  (if any)        ______________________________________________________________
  Do not
  complete if     Social Security number       Date of birth (mo., day, year)
  you are
  opening an      __________________________   _____ ______ ____________
  IRA or if
  the contract    Telephone number
  will be
  owned by a      ________ ________ - _____________
  corporation
  or trust.       A. [ ] Female  B. [ ] U.S. citizen
                     [ ] Male       [ ] Resident alien
                     [ ] I am not a U.S. person (including resident alien). I am a citizen of __________________________________________

5 BENEFICIARY     [x] PRIMARY CLASS
  INFORMATION     Name of beneficiary (first, middle initial, last name) If
  Please add      trust, include name of trust and trustee's name.
  additional
  beneficiaries   ______________________________________________________________
  in section 18.
                  TRUST: [ ] Revocable [ ] Irrevocable
                  Trust date (mo., day, year) ______ _______ _____________

                  Beneficiary's relationship to owner __________________________

                  Social Security number ____________________________

                  CHECK ONLY ONE: [ ] Primary class [ ] Secondary class Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

                  _____________________________________________________________

                  TRUST: [ ] Revocable [ ] Irrevocable
                  Trust date (mo., day, year) ______ _______ _____________

                  Beneficiary's relationship to owner __________________________

                  Social Security number ____________________________

6 ELECTION OF     Complete this section if you want to elect Credit. The
  CREDIT          election of Credit to each purchase payment results in a
                  higher insurance and administrative cost and higher withdrawal charges than if the Credit was not elected. The Credit that is allocated to the contract vests upon expiration of the the Right to Cancel period. We reserve the right to recapture any Credit granted within one year of the date of the owner's death.

                  [ ] Yes, I want Credit.

7 INCOME          Check all that apply. The cost of each benefit is in
  BENEFITS        parentheses immediately following the option. ONCE ELECTED,
                  THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) CANNOT BE
                  REVOKED.

                  [ ] Yes, I would like to elect a Guaranteed Minimum Income
                      Benefit (GMIB). (0.45%)
                  [ ] Yes, I would like to elect the Income Appreciator Benefit
                      (IAB). (0.25%)

8 DEATH           THIS SECTION MUST BE COMPLETED. Check one of the Death Benefit
  BENEFIT         options below. The cost of each benefit is in parentheses
                  immediately following the option.

                  [ ] Base Death Benefit. (1.40% without credit; 1.50% with
                      credit)
                  [ ] Guaranteed Minimum Death Benefit (GMDB) with an annual
                      Step-Up option. (1.65% without credit; 1.75% with credit)

9 TYPE OF         PLAN TYPE. Check only one:
  PLAN AND        [ ] Non-qualified  [ ] Traditional IRA [ ] Custodial account
  SOURCE OF
  FUNDS           SOURCE OF FUNDS. Check all that apply:
  (minimum of     [ ] Total amount of the
  $10,000)            check(s) included
                      with this application.
                      (Make checks payable
                       to Prudential.)           $ ____ , ______ , ______ . ____

                  [ ] IRA Rollover               $ ____ , ______ , ______ . ____

                  If Traditional IRA new contribution(s) for the current and/or previous year, complete the following:

                  $ ___ , ________ . _____ Year ___________

                  $ ___ , ________ . _____ Year ___________

                  [ ] 1035 Exchange (non-qualified only), estimated amount:

                      $ _____ , ________ , ________ . _____

                  [ ] IRA Transfer (qualified), estimated amount:

                      $ _____ , ________ , ________ . _____

                  [ ] Direct Rollover (qualified), estimated amount:

                      $ _____ , ________ , ________ . _____

ORD 99730 New York-1                                                  Ed. 1/2004

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10 PURCHASE       Please write in the percentage of your payment that you want
   PAYMENT        to allocate to the following options. The total must equal 100
   ALLOCATION(S)  percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW,
                  THE APPLICANT MUST INITIAL THE CHANGES.

------------------------------------------------------------------------------------------------------------------------------
       INTEREST RATE OPTIONS                 CODES      %      VARIABLE INVESTMENT OPTIONS (continued)           CODES      %
------------------------------------------------------------------------------------------------------------------------------
1 Year Fixed-Rate Option                     1YRFXD            SP AIM Core Equity Portfolio                      AIMCEP
------------------------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging (DCA) 6 Month*         DCA6              SP Alliance Large Cap Growth Portfolio            LARCP
------------------------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging (DCA) 12 Month*        DCA12             SP Technology Portfolio                           ALLTC
------------------------------------------------------------------------------------------------------------------------------
2 Year Market Value Adjustment Option**      2YRMVA            SP Balanced Asset Allocation Portfolio            BALAN
------------------------------------------------------------------------------------------------------------------------------
3 Year Market Value Adjustment Option**      3YRMVA            SP Conservative Asset Allocation Portfolio        CONSB
------------------------------------------------------------------------------------------------------------------------------
4 Year Market Value Adjustment Option**      4YRMVA            SP Davis Value Portfolio                          VALUE
------------------------------------------------------------------------------------------------------------------------------
5 Year Market Value Adjustment Option**      5YRMVA            SP Deutsche International Equity Portfolio        DEUEQ
------------------------------------------------------------------------------------------------------------------------------
6 Year Market Value Adjustment Option**      6YRMVA            SP Growth Asset Allocation Portfolio              GRWAL
------------------------------------------------------------------------------------------------------------------------------
7 Year Market Value Adjustment Option**      7YRMVA            SP INVESCO Small Company Growth Portfolio         VIFSG
------------------------------------------------------------------------------------------------------------------------------
8 Year Market Value Adjustment Option**      8YRMVA            SP Jennison International Growth Portfolio        JENIN
------------------------------------------------------------------------------------------------------------------------------
9 Year Market Value Adjustment Option**      9YRMVA            SP Large Cap Value Portfolio                      LRCAP
------------------------------------------------------------------------------------------------------------------------------
10 Year Market Value Adjustment Option**     10YMVA            SP MFS Capital Opportunities Portfolio            MFSCO
------------------------------------------------------------------------------------------------------------------------------
Variable Investment Options                                    SP Mid Cap Growth Portfolio                       MFSMC
------------------------------------------------------------------------------------------------------------------------------
Prudential Equity Portfolio                  STOCK             SP PIMCO High Yield Portfolio                     HIHLD
------------------------------------------------------------------------------------------------------------------------------
Prudential Global Portfolio                  GLEQ              SP PIMCO Total Return Portfolio                   RETRN
------------------------------------------------------------------------------------------------------------------------------
Prudential Jennison Portfolio                GROWTH            SP Prudential U.S. Emerging Growth Portfolio      EMRGW
------------------------------------------------------------------------------------------------------------------------------
Prudential Money Market Portfolio            MMKT              SP Goldman Sachs Small Cap Value Portfolio        SMDVL
------------------------------------------------------------------------------------------------------------------------------
Prudential Stock Index Portfolio             STIX              SP Strategic Partners Focus Growth Portfolio      STRPR
------------------------------------------------------------------------------------------------------------------------------
Prudential Value Portfolio                   HIDV              Janus Aspen Series Growth Portfolio-Service       JANSR
                                                               Shares
------------------------------------------------------------------------------------------------------------------------------
SP Aggressive Growth Asset                   AGGGW             Total                                                       100%
Allocation Portfolio
------------------------------------------------------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio           AIMAG
------------------------------------------------------------------------------------------------------------------------------

*THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $2,000.

**THE MARKET VALUE ADJUSTMENT OPTIONS ARE ONLY AVAILABLE FOR CONTRACTS WITHOUT
  CREDIT. THE DOLLAR EQUIVALENT TO THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $1,000.

11 DOLLAR COST    If you elect to use more than one Dollar Cost Averaging
   AVERAGING      option, you must also complete a Request for Dollar Cost
   PROGRAM        Averaging Enrollment or Change form (ORD 78275).

                  [ ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.

                  TRANSFER FROM:(YOU cannot transfer from the 1 Year Fixed-Rate Option or any of the Market Value Adjustment options.)

                  *If you selected the DCA6 or DCA12 option in section 10, only complete the TRANSFER TO information.

                  Option code: _____________

                  $ ____ , ________ , _______. ____ OR _________ %

                  TRANSFER FREQUENCY: [ ] Annually  [ ] Semiannually
                                      [ ] Quarterly [ ] Monthly

                  TRANSFER TO: (You cannot transfer to the DCA Interest Rate options or any of the Market Value Adjustment options.)

                  The total of the two columns must equal 100 percent.

                  OPTION CODE       PERCENT        OPTION CODE       PERCENT

                  _______________   _________ %    _______________   _________ %

                  _______________   _________ %    _______________   _________ %

                  _______________   _________ %    _______________   _________ %

ORD 99730 New York-1                                                  Ed. 1/2004

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12 AUTO-          AUTO-REBALANCING: I want to maintain my allocation
   REBALANCING    percentages. Please have my portfolio mix automatically
                  adjusted as allocated in section 10 under my variable investment options.

                  Adjust my portfolio: [ ] Annually  [ ] Semiannually
                                       [ ] Quarterly [ ] Monthly

                  Please specify the start date if different than the contract date: _____ _____ ___________
                        month  day    year

13 AUTOMATED      AUTOMATED WITHDRAWAL: I would like to elect automatic
   WITHDRAWALS    withdrawals from my annuity contract.

                  Automated withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for Partial or Automated Withdrawal form (ORD 78276) in order to specify start date, frequency, and amount of withdrawals.

                  NOTE: AUTOMATIC WITHDRAWALS CANNOT BE USED TO CONTINUE THE CONTRACT BEYOND THE MATURITY DATE. ON THE MATURITY DATE THE CONTRACT MUST ANNUITIZE.

14 REPLACEMENT    THIS SECTION MUST BE COMPLETED.
   QUESTIONS
                  Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?

                  [ ] Yes [ ] No

                  If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                  Company name

                  ______________________________________________________________

                  Policy or contract number      Year of issue (mo., day, year)

                  ____________________________       _____ _____ ___________

                  Name of plan (if applicable)

                  ____________________________

REPRESENTATIVE'S  THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.
QUESTION
                  Do you have, from any source, facts that any person named as the owner above is replacing or changing any current insurance or annuity in any company?

                  [ ] Yes [ ] No

15 SIGNATURE(S)   If applying for an IRA, I acknowledge receiving an IRA
                  disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                  No representative has the authority to make or change a contract or waive any of the contract rights.

                  I understand that if I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year that they will be considered as one contract for tax purposes.

                  I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

                  [ ] If this application is being signed at the time the
                      contract is delivered, I acknowledge receipt of the contract.
                  [ ] Check here to request a Statement of Additional
                      Information.

                                                                     (continued)

ORD 99730 New York-1                                                  Ed. 1/2004

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15 SIGNATURE(S)   MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE
   (continued)    REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS
                  ARE PAID TO PRUDENTIAL:

                  I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied their required minimum distributions from other IRA funds.

                  By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                  We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                  THOSE AMOUNTS ALLOCATED TO ANY MVA OPTION WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF WITHDRAWN OR TRANSFERRED AT ANY TIME OTHER THAN DURING THE 30-DAY PERIOD FOLLOWING THE INTEREST CELL'S MATURITY. A MARKET VALUE ADJUSTMENT CAN BE A POSITIVE OR NEGATIVE ADJUSTMENT. THERE IS NO MARKET VALUE ADJUSTMENT AT DEATH.

                  I hereby represent that my answers to the questions on this application are correct and true to the best of my knowledge and belief. I acknowledge receipt of current product and fund prospectuses.

                   ________________________________
                   SIGNED AT (CITY, STATE)

                  X___________________________________       _____ _____ _______
                   Contract owner's signature and date       month day   year

                  X______________________________________    _____ _____ _______
                   Joint owner's signature (if applicable)   month day   year
                   and date

                  X______________________________________    _____ _____ _______
                   Annuitant's signature (if applicable)     month day   year
                   and date

                  X______________________________________    _____ _____ _______
                   Co-annuitant's signature (if applicable)  month day   year
                   and date

                  OWNER'S TAX CERTIFICATION

                  Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I [ ] HAVE [ ] HAVE NOT (check one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

                  X___________________________________       _____ _____ _______
                   Contract owner's signature and date       month day   year

ORD 99730 New York-1                                                  Ed. 1/2004

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16 REPRESEN-     Commission Option (For Retail Distribution only. Choose one.):
   TATIVE'S
   SIGNATURE(S)  1. [ ] No Trail 2. [ ] Mid Trail 3. [ ] High Trail

                 Note: If an option is not selected, the default option will be Option 1.

                 This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                 The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.

                  ___________________________________   ________________________
                  Representative's name (Please print)  Rep's contract/FA number

                 X___________________________________   _____  _____  _________
                  Representative's signature and date   month  day    year

                  ___________________________________   ________________________
                  Second representative's name (Please Rep's contract/FA number print)

                 X___________________________________   _____  _____  _________
                  Second representative's signature     month  day    year
                  and date

                  ___________________________________
                  Branch/field office name and code

                  _______ _______ - _____________
                  Representative's telephone number

17 ADDITIONAL    ANY REMARKS ENTERED INTO THIS SECTION MUST BE INITIALED AND
   REMARKS       DATED BY ALL PERSONS WHO HAVE SIGNED THIS APPLICATION IN
                 SECTIONS 15 AND 16.

                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________

                 STANDARD PRUDENTIAL ANNUITY SERVICE CENTER
                 MAIL TO: PO BOX 7590
                          PHILADELPHIA, PA 19101

                 OVERNIGHT PRUDENTIAL ANNUITY SERVICE CENTER
                 MAIL TO:  2101 WELSH ROAD
                           DRESHER, PA 19025

                 If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.

ORD 99730 New York-1                                                  Ed. 1/2004

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